File Number 2-28097
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP
OF FUNDS, INC. CLASS Y SHARES
PROSPECTUS DATED AUGUST 24, 2002.


On November 12, 2002, the Board of
Directors of Enterprise Group of Funds,
Inc. approved two reorganizations involving
(i) the Global Health Care Fund and Capital
Appreciation Fund and (ii) the Mid-Cap
Growth Fund and the Managed Fund (each,
a "Reorganization" and together, the
"Reorganizations").  Pursuant to the
Reorganizations, shareholders of the
Global Health Care Fund will exchange
their shares for an equal aggregate value
of newly issued shares of  the Capital
Appreciation Fund, and shareholders of
the Mid-Cap Growth Fund will exchange
their shares for an equal aggregate
value of newly issued shares of  the
Managed Fund.   The Reorganizations
are subject to a number of conditions,
including receipt of shareholder approval.
It is anticipated that a Shareholders'
Meeting will be held in the first quarter of 2003 to consider the Reorganizations.
Global Health Care Fund and Mid-Cap Growth
Fund shareholders will receive information about the Reorganizations in a proxy statement/prospectus relating to the
Shareholders' Meeting.  The Global Health
Care Fund and Mid-Cap Growth Fund will now close to new investors.

November 12, 2002